                                                                    Exhibit 99.6

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL                       CASE NO.: 03-13272
       DEBTORS                                     REPORTING PERIOD: March, 2004

                            MONTHLY OPERATING REPORT
 FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                        DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                       FORM NO.       ATTACHED       ATTACHED
------------------                                                       --------       --------       --------
Schedule of Cash Receipts and Disbursements                               MOR-1            X               X
  Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CONT.)      X
  Copies of bank statements                                                                X               X
  Cash disbursements journals
Statement of Operations                                                   MOR-2                            X
Balance Sheet                                                             MOR-3            X
Status of Postpetition Taxes                                              MOR-4                            X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                      MOR-4            X
  Listing of aged accounts payable                                        MOR-5            X
Debtor Questionnaire                                                      MOR-5            X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor                              4/21/04
---------------------------------------      ---------------------
Signature of Debtor                                Date


---------------------------------------      ---------------------
Signature of Joint Debtor                          Date


---------------------------------------      ---------------------
Signature of Authorized Individual*                Date

/s/ Steven Victor                            CRO
---------------------------------------      -----------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                       CASE NO.: 03-13272
                                                   REPORTING PERIOD: March, 2004

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                               BANK ACCOUNTS




                                           LASALLE BANK                                  COMERICA
                            ----------------------------------------   ------------------------------------------------
                             INVESTMENT       ESTATE      INVESTMENT      ESCROW          ESTATE         INVESTMENT
MARCH                         ACCOUNT        CHECKING       ACCOUNT       ACCOUNT        CHECKING         ACCOUNT
                            Professional                     Sale       Professional                        Sale
                           Fee Carve Out                   Proceeds     Fee Carve Out                     Proceeds
                             8603339105     5800683731    8603330591     1076119823     1850844851    19900683-00 GS462
                             ----------     ----------    ----------     ----------     ----------    -----------------
BEGINNING CASH               $        0      $      0    $          0   $           0       $1,000         $101,841,989
CASH - END OF MONTH          $2,000,555      $225,140    $100,574,916   $           0       $    0         $          0

NOTES:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor's unrestricted cash balance as of March 31, 2004 (iii) an excerpt from the Debtors' cash forecast, and (iii) a schedule of actual and projected liabilities to be assumed by SeverStal N.A. pursuant to the terms of the Asset Purchase Agreement ("APA").

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors' unrestricted bank accounts as of March 31, 2004, Estate funds are escrowed as follows: (i) $4.2M as cash collateral for outstanding letters of credit, (ii) $2.3M for the payment of property taxes and mechanics' liens, (iii) $150,000 for outstanding checks at the close of the SeverStal asset purchase.

ROUGE INDUSTRIES, INC.                                         CASE NO.: 03-13272
UNRESTRICTED CASH ACTIVITY - LASALLE BANK ACCOUNTS     REPORTING PERIOD: March, 2004
Month ended March 31, 2004

RII - CHECKING ACCOUNT (ACCT. #5800683731)
  Beginning Balance                                                       $            --
  Plus
    Receipts
      Transfer from Comerica Checking Account (#1850844851)                101,843,003.68
      Funding from LaSalle Investment Account (#8603330591)                  1,150,000.00
                                                                          ---------------
    Total Receipts                                                         102,993,003.68

  Less
    Disbursements
      Willis of Michigan (D&O)                                                (700,250.00)
      Professional Fees - FTI                                                 (200,000.00)
      Data 2 Logistics                                                         (80,251.43)
      Miller Advertising Agency                                                 (6,907.48)
      Expense Report - G.P. Latendresse                                         (4,506.49)
      Health Benefits
        Blue Care Network                                                      (31,983.76)
        Health Alliance Plan                                                   (30,729.34)
        Blue Preferred                                                         (14,964.30)
        Care Choice                                                             (2,022.62)
        United Concordia                                                        (1,867.63)
        Midwestern Dental                                                         (833.17)
        SVS Vision                                                                (543.48)
                                                                          ---------------
      Subtotal - Disbursements                                              (1,074,859.70)
    Transfer to LaSalle Investment Account (#8603330591)                  (101,693,003.68)
                                                                          ---------------
  Ending Balance - Bank                                                        225,140.30
    Check Float                                                                (60,742.66)
                                                                          ---------------
  Ending Balance - Book                                                   $    164,397.64
                                                                          ===============

RII - INVESTMENT ACCOUNT (ACCT. #8603330591)
  Beginning Balance                                                       $            --

  Plus
    Transfer from LaSalle Checking Account (#5800683731)                   101,693,003.68
    Interest                                                                    31,912.34
                                                                          ---------------
                                                                           101,724,916.02
  Less
    Funding of LaSalle Checking Account (Acct. #5800683731)                 (1,150,000.00)
                                                                          ---------------
  Ending Balance                                                          $100,574,916.02
                                                                          ===============

RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 8603339105)
  Beginning Balance                                                       $            --

  Plus
    Transfer from Comerica Account (# 1076119823)                            2,000,000.00
    Interest                                                                       554.64
                                                                          ---------------
  Ending Balance                                                          $  2,000,554.64
                                                                          ===============

                                                                          ---------------
ENDING BALANCE - UNRESTRICTED CASH                                        $102,739,868.30
                                                                          ===============

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

ROUGE INDUSTRIES, INC.                                         CASE NO.: 03-13272
UNRESTRICTED CASH ACTIVITY - COMERICA ACCOUNTS         REPORTING PERIOD: March, 2004
Month ended March 31, 2004

RII - CHECKING ACCOUNT (ACCT. #1850844851)
  Beginning Balance                                                       $      1,000.00
  Plus
    Receipts
      Funding from Comerica Investment Account (#19900683-00 GS462)        101,841,988.68
      Interest                                                                      15.00
                                                                          ---------------
    Total Receipts                                                         101,842,003.68
  Less
    Disbursements
      Transfer to LaSalle Checking Account (#580063731)                   (101,843,003.68)
                                                                          ---------------
    Total Disbursements                                                   (101,843,003.68)
                                                                          ---------------
  Ending Balance                                                          $            --
                                                                          ===============

RII - INVESTMENT ACCOUNT (ACCT. #19900683-00 GS462)
  Beginning Balance                                                       $101,841,988.68
  Less
    Disbursements
      Funding of Comerica Checking Account (#1850844851)                  (101,841,988.68)
                                                                          ---------------
  Ending Balance                                                          $            --
                                                                          ===============

RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 1076119823)
  Beginning Balance                                                       $            --

  Plus
    Professional Fee Carve Out                                               2,000,000.00
  Less
    Transfer to LaSalle Investment Account (# 8603339105)                   (2,000,000.00)
                                                                          ---------------
  Ending Balance                                                          $            --
                                                                          ===============

                                                                          ---------------
ENDING BALANCE - COMERICA ACCOUNTS                                        $            --
                                                                          ===============

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW
Forecast as of April 8, 2004

                                                     FEBRUARY       MARCH         APRIL          MAY         JUNE           JULY
                                                      Actual        Actual       Forecast      Forecast     Forecast      Forecast
                                                      ------        ------       --------      --------     --------      --------
  Beginning Estate Cash .........................  $113,363,867  $101,842,989  $102,739,868  $99,851,424  $ 99,087,920  $102,468,009
  Satisfaction of Perfected Liens ...............  $         --  $         --  $         --  $        --  $         --  $         --

  Pre-Closing Expenses
    Professional Fees ...........................
    Taxes .......................................
    Employment Costs Other Than Taxes: ..........
    Severance Costs .............................
    Other .......................................
                                                   ------------  ------------  ------------  -----------  ------------  ------------
      Subtotal - Pre-Closing Expenses ...........  $         --  $         --  $         --  $        --  $         --  $         --

  Post Closing Administrative Expenses:
    Professional / Ordinary Course Fees .........       200,000       207,832       517,376      858,750       788,712       754,530
    Other Payroll / Support (1) .................                       7,080        80,500       80,500        80,500        80,500
    Occupancy Costs .............................                          --            --           --            --            --
    Medical and Other Benefits (2) ..............                     127,653     2,220,000           --            --            --
    Insurance ...................................                     700,250        48,000           --            --            --
    Bank Fees ...................................        55,557            --         7,500        7,500         7,500         7,500
    Other .......................................                      12,535        75,000       25,000        25,000        25,000
                                                   ------------  ------------  ------------  -----------  ------------  ------------
      Subtotal - Post-Closing Expenses ..........  $    255,557  $  1,055,351  $  2,948,376  $   971,750  $    901,712  $    867,530
                                                   ------------  ------------  ------------  -----------  ------------  ------------
  Total Expenses ................................  $    255,557  $  1,055,351  $  2,948,376  $   971,750  $    901,712  $    867,530

  Cash Inflows
    Cancellation of LCs .........................     6,270,000                                              4,224,000
    Transfer of Funded Professional Fee Carve Out                   2,000,000
    Return of Returned Check Reserve ............                                                150,000
    Settlement of County Property Taxes .........
    Other .......................................     1,966,722
    Interest Income (at .7% per year) ...........        54,122        32,482        59,932       58,247        57,801        59,773
                                                   ------------  ------------  ------------  -----------  ------------  ------------
  Total Cash Inflows ............................  $  8,290,843  $  2,032,482  $     59,932  $   208,247  $  4,281,801  $     59,773

  Distributions
    Bank One ....................................     8,000,000
    Cleveland-Cliffs ............................    11,556,165
    Ford ........................................
    Reclamation Claimants .......................
    Unsecured Creditors .........................                      80,251
                                                   ------------  ------------  ------------  -----------  ------------  ------------
  Total Distributions ...........................  $ 19,556,165  $     80,251  $         --  $        --  $         --  $         --
                                                   ------------  ------------  ------------  -----------  ------------  ------------
  ENDING ESTATE CASH ............................  $101,842,989  $102,739,868  $ 99,851,424  $99,087,920  $102,468,009  $101,660,253

MEMO
  Cumulative Pmt. of Liabilities Assumed by SNA       4,855,365     7,341,573     9,114,033    9,819,438     9,869,844     9,920,250
  Funds in Disbursement Account .................         1,000       225,140

                                                      AUGUST       SEPTEMBER     OCTOBER       NOVEMBER    CUMULATIVE
                                                     Forecast      Forecast      Forecast      Forecast      TOTAL
                                                     --------      --------      --------      --------      -----
  Beginning Estate Cash .........................  $101,660,253  $101,050,157  $100,482,676  $98,459,227  $113,363,867
  Satisfaction of Perfected Liens ...............  $         --  $         --  $         --  $        --  $         --

  Pre-Closing Expenses
    Professional Fees ...........................                                                                   --
    Taxes .......................................                                                                   --
    Employment Costs Other Than Taxes: ..........                                                                   --
    Severance Costs .............................                                                                   --
    Other .......................................                                                                   --
                                                   ------------  ------------  ------------  -----------  ------------
      Subtotal - Pre-Closing Expenses ...........  $         --  $         --  $         --  $        --  $         --

  Post Closing Administrative Expenses:
    Professional / Ordinary Course Fees .........       552,897       509,927       488,564      488,564  $  5,367,153
    Other Payroll / Support (1) .................        80,500        80,500        80,500       80,500       651,080
    Occupancy Costs .............................         3,500         3,500         3,500        3,500        14,000
    Medical and Other Benefits (2) ..............            --            --            --           --     2,347,653
    Insurance ...................................            --            --            --           --       748,250
    Bank Fees ...................................         7,500         7,500         7,500        7,500       115,557
    Other .......................................        25,000        25,000        25,000       25,000       262,535
                                                   ------------  ------------  ------------  -----------  ------------
      Subtotal - Post-Closing Expenses ..........  $    669,397  $    626,427  $    605,064  $   605,064  $  9,506,229
                                                   ------------  ------------  ------------  -----------  ------------
  Total Expenses ................................  $    669,397  $    626,427  $    605,064  $   605,064  $  9,506,229

  Cash Inflows
    Cancellation of LCs .........................                                                           10,494,000
    Transfer of Funded Professional Fee Carve Out                                                            2,000,000
    Return of Returned Check Reserve ............                                                              150,000
    Settlement of County Property Taxes .........                                                                   --
    Other .......................................                                                            1,966,722
    Interest Income (at .7% per year) ...........        59,302        58,946        58,615       57,435       556,653
                                                   ------------  ------------  ------------  -----------  ------------
  Total Cash Inflows ............................  $     59,302  $     58,946  $     58,615  $    57,435  $ 15,167,375

  Distributions
    Bank One ....................................                                                            8,000,000
    Cleveland-Cliffs ............................                                                           11,556,165
    Ford ........................................                                                                   --
    Reclamation Claimants .......................                                 1,477,000                  1,477,000
    Unsecured Creditors .........................
                                                   ------------  ------------  ------------  -----------  ------------
  Total Distributions ...........................  $         --  $         --  $  1,477,000  $        --  $ 21,033,165
                                                   ------------  ------------  ------------  -----------  ------------
  ENDING ESTATE CASH ............................  $101,050,157  $100,482,676  $ 98,459,227  $97,911,597  $ 97,991,849

MEMO
  Cumulative Pmt. of Liabilities Assumed by SNA       9,941,438     9,962,625     9,981,313   10,000,000    10,000,000
  Funds in Disbursement Account .................

NOTES
(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential          1 of 1                   4/22/2004 10:05 AM

ROUGE INDUSTRIES, INC.
ASSUMED LIABILITIES
Forecast as of April 8, 2004

                                                                     FEBRUARY     MARCH        APRIL        MAY        JUNE
                                                         BUDGETED     Actual      Actual      Forecast   Forecast    Forecast
                                                         --------     ------      ------      --------   --------    --------
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
  Professional Fees:
    Transaction & Unpaid Pre-Closing Costs ..........  $ 5,004,708  $  229,834   1,691,409     412,981  $       --  $       --
  Taxes:
    Sales & Use, Franchise and Other Taxes ..........                   34,608          --          --          --          --
    Payroll Taxes ...................................      495,292     149,272         452          --          --          --
  Employment Costs Other Than Taxes:
    Accrued Wages ...................................    2,300,000   1,525,640         700          --          --          --
    Unprocessed Insurance Claims ....................      200,000          --          --     100,000     100,000          --
    Incurred But Not Reported Insurance Claims ......      800,000          --     368,416     200,000     200,000          --
    Life and Disability Insurance ...................      700,000     135,928     119,391     214,072     350,000          --
    Post Petition Postemployment Cost Reserve .......      200,000          --      15,289     200,000          --          --
    Other Employment Costs (Trust Fund) .............      300,000          --          --          --          --          --
  Other Excluded Liabilities ........................           --      88,826      78,695      47,479          --          --
                                                       -----------  ----------  ----------  ----------  ----------  ----------
Total Pre Closing Date Administrative & Lien Expenses  $10,000,000  $2,164,107  $2,274,351  $1,174,533  $  650,000  $       --

POST CLOSING ADMINISTRATIVE EXPENSES:
    Post Closing Professional Fees ..................           --          --  $   20,102  $  412,521  $       --  $       --
    Estate Contract Pay (1) .........................           --          --       1,455      18,688      18,688      18,688
    D&O Insurance ...................................           --          --          --
    Ordinary Course Legal Fees ......................           --      35,217     186,734
    Bank Fees .......................................           --          --          --
    Other Professional Fees .........................           --          --          --
    Occupancy Costs .................................           --          --          --
    Ad Hoc Clerical Support .........................           --          --          --
    Other ...........................................           --          --          --
    Post Close Benefits for Separated Employees (2)            --          --       3,567     166,718      36,718      31,718
                                                       -----------  ----------  ----------  ----------  ----------  ----------
Total Post Closing Administrative Expenses ..........  $        --  $   35,217  $  211,858  $  597,926  $   55,406  $   50,406
                                                       -----------  ----------  ----------  ----------  ----------  ----------
TOTAL EXPENSES ......................................  $10,000,000  $2,199,324  $2,486,209  $1,772,459  $  705,406  $   50,406
                                                       -----------  ----------  ----------  ----------  ----------  ----------
  Morgan Joseph fee (paid at close) .................                2,656,040
CUMULATIVE ..........................................               $4,855,365  $7,341,573  $9,114,033  $9,819,438  $9,869,844
                                                       -----------  ----------  ----------  ----------  ----------  ----------



                                                          JULY        AUGUST    SEPTEMBER    OCTOBER      NOVEMBER
                                                         Forecast    Forecast    Forecast    Forecast     Forecast       TOTAL
                                                         --------    --------    --------    --------     --------       -----
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
  Professional Fees:
    Transaction & Unpaid Pre-Closing Costs ..........  $       --  $       --  $       --  $        --  $        --  $ 2,334,224
  Taxes:
    Sales & Use, Franchise and Other Taxes ..........          --                                                         34,608
    Payroll Taxes ...................................          --                                                        149,723
  Employment Costs Other Than Taxes:
    Accrued Wages ...................................          --                                                      1,526,340
    Unprocessed Insurance Claims ....................          --          --          --           --           --      200,000
    Incurred But Not Reported Insurance Claims ......          --          --          --           --           --      768,416
    Life and Disability Insurance ...................          --          --          --           --           --      819,391
    Post Petition Postemployment Cost Reserve .......          --          --          --           --           --      215,289
    Other Employment Costs (Trust Fund) .............          --          --          --           --           --           --
  Other Excluded Liabilities ........................          --          --          --           --           --      215,000
                                                       ----------  ----------  ----------  -----------  -----------  -----------
Total Pre Closing Date Administrative & Lien Expenses  $       --  $       --  $       --  $        --  $        --  $ 6,262,991

POST CLOSING ADMINISTRATIVE EXPENSES:
    Post Closing Professional Fees ..................  $       --  $       --  $       --  $        --  $        --  $   432,623
    Estate Contract Pay (1) .........................      18,688      18,688      18,688       18,688       18,688      150,955
    D&O Insurance ...................................                                                                         --
    Ordinary Course Legal Fees ......................                                                                    221,951
    Bank Fees .......................................                                                                         --
    Other Professional Fees .........................                                                                         --
    Occupancy Costs .................................                                                                         --
    Ad Hoc Clerical Support .........................                                                                         --
    Other ...........................................                                                                         --
    Post Close Benefits for Separated Employees (2)        31,718       2,500       2,500           --           --      275,440
                                                       ----------  ----------  ----------  -----------  -----------  -----------
Total Post Closing Administrative Expenses ..........  $   50,406  $   21,188  $   21,188  $    18,688  $    18,688  $ 1,080,969
                                                       ----------  ----------  ----------  -----------  -----------  -----------
TOTAL EXPENSES ......................................  $   50,406  $   21,188  $   21,188  $    18,688  $    18,688  $ 7,343,960
                                                       ----------  ----------  ----------  -----------  -----------  -----------
  Morgan Joseph fee (paid at close) .................                                                                  2,656,040

CUMULATIVE ..........................................  $9,920,250  $9,941,438  $9,962,625  $ 9,981,313  $10,000,000  $10,000,000
                                                       ----------  ----------  ----------  -----------  -----------  -----------
                                                                              Additional Liabilities to be Assumed:  $        --
                                                                                                                     -----------

NOTES
(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.
(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential          1 of 1                   4/22/2004 10:05 AM

LASALLE BANK N.A.
-------------------------------------------------------------------------------
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

      096                                           Enclosure(s)             17
      ROUGE INDUSTRIES, INC                         Statement Date:    03/31/04
      DEBTOR IN POSSESSION - DISBURSING ACCOUNT     Page 1 of 1
      CASE NO 03-13272                              Account Number   5800683731
      DSI ATTENTION STEVEN VICTOR
      70 W MADISON ST STE 2300
      CHICAGO IL  60602-4250

                            5800683731
Statement Period:  03/09/04 - 03/31/04    Beginning Balance:                 .00
                                          Deposits and Additions: 102,993,003.68
                                          Checks/Debits/Fees:     102,767,863.38
                                          Ending Balance:             225,140.30
-------------------------------------------------------------------------------
CHECKS
-------------------------------------------------------------------------------

Date         Check #   Reference      Amount          Date         Check #   Reference      Amount
03/23/04 *         1    32517286        904.68        03/30/04 *      1011   94516627         155.37
03/23/04           1    32517321      2,022.62        03/31/04 *      1016   66322976      12,641.43
03/23/04 *         1    12820816     18,633.48        03/30/04        1017   94516626         807.58
03/26/04 *         1    48013295     14,964.30        03/29/04 *   1023838   96534320      43,750.00
03/25/04 *         4    33404890     11,427.37        03/23/04 *   1023840   13001491       4,506.49
03/30/04           5    82500947        833.17        03/26/04 *   1023842   68011429       6,907.48
03/24/04 *         7    36125623        543.48        03/31/04     1023843   66413298      80,251.43
03/29/94 *      1001    96534319    656,500.00        03/24/04     1023844   96877189      19,301.97
03/31/04 *      1005    66322975        708.85
     * Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks)

-------------------------------------------------------------------------------
OTHER WITHDRAWALS AND DEPOSITS
-------------------------------------------------------------------------------

Date      Description                              WITHDRAWALS               DEPOSITS
03/15/04  WIRE TRANSFER - INCOMING                                     101,843,003.68
          REF # 040315005686
03/15/04  INTERNAL TRANSFER - TELEPHONE         101,693,003.68
          REF # 040315010192
03/19/04  CREDIT MEMO                                                      150,000.00
03/24/04  INTERNAL TRFR CREDIT                                           1,000,000.00
          REF # 040324008009
03/26/04  OUTGOING WIRE-TELE NON-REP                200,000.00
          REF # 040326006698

-------------------------------------------------------------------------------
DAILY ACCOUNT SUMMARY
-------------------------------------------------------------------------------

Date                      WITHDRAWALS               DEPOSITS             BALANCE
03/08/04                                                                     .00
03/15/04               101,693,003.68           101,843,003.68        150,000.00
03/19/04                                            150,000.00        300,000.00
03/23/04                    26,067.27                                 273,932.73
03/24/04                    19,845.45             1,000,000.00      1,254,087.28
03/25/04                    11,427.37                               1,242,659.91
03/26/04                   221,871.78                               1,020,788.13
03/29/04                   700,250.00                                 320,538.13
03/30/04                     1,796.12                                 318,742.01
03/31/04                    93,601.71                                 225,140.30

-------------------------------------------------------------------------------
IMPORTANT INFORMATION
-------------------------------------------------------------------------------




                                                                END OF STATEMENT

LaSalle Bank N.A.
--------------------------------------------------------------------------------
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

     096                                            ENCLOSURE(S)               1
     ROUGE INDUSTRIES, INC.                         STATEMENT DATE:     03/31/04
     DEBTOR IN POSSESSION SALES PROCEEDS ACCT       PAGE 1 OF 1
     CASE NO 03-13272                               ACCOUNT NUMBER    8603330591
     DSI ATTENTION STEVEN VICTOR
     70 W MADISON ST STE 2300
     CHICAGO IL   60602-4250



INSURED MONEY MARKET:        8603330591
Number of Days This Period:     23 Days   Beginning Balance:                 .00
Avg. Available Balance:    74,731,785.32  Deposits and Additions: 101,693,003.68
Interest Earned This Year:     31,912.34  Interest Paid:               31,912.34
                                          Checks/Debits/Fees:       1,150,000.00
                                          Ending Balance:         100,574,916.02
--------------------------------------------------------------------------------
OTHER WITHDRAWALS AND DEPOSITS
--------------------------------------------------------------------------------
DATE       DESCRIPTION             WITHDRAWALS        DEPOSITS
03/15/04   INTERNAL TRFR CREDIT                 101,693,003.68
           REF #040315010192
03/19/04   DEBIT MEMO               150,000.00
03/24/04   INTERNAL TRANSFER -
           TELEPHONE              1,000,000,00
           REF # 040324008009
03/31/04   INTEREST PAID                             31,912.34
--------------------------------------------------------------------------------
DAILY ACCOUNT SUMMARY
--------------------------------------------------------------------------------
DATE                               WITHDRAWALS        DEPOSITS           BALANCE
03/08/04                                                                     .00
03/15/04                                        101,693,003.68    101,693,003.68
03/19/04                             150,000.00                   101,543,003.68
03/24/04                           1,000,000.00                   100,543,003.68
03/31/04                                             31,912.34    100,574,916.02












--------------------------------------------------------------------------------
IMPORTANT INFORMATION
--------------------------------------------------------------------------------

                                                                END OF STATEMENT

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA                                    ENCLOSURE(S)                         0
ROUGE INDUSTRIES, INC D-I-P               STATEMENT DATE:               03/31/04
PROFESSIONAL FEE CARVE OUT                PAGE 1 OF 1
CASE NO 03-13272                          ACCOUNT NUMBER              8603339105
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250


INSURED MONEY MARKET:        8603339105   Beginning Balance:                 .00
Number of Days This Period:     23 Days   Deposits and Additions:   2,000,000.00
Avg. Available Balance:    1,304,347.82   Interest Paid:                  554.64
Interest Earned This Year:       554.64   Checks/Debits/Fees:                .00
                                          Ending Balance:           2,000,554.64
--------------------------------------------------------------------------------
OTHER WITHDRAWALS AND DEPOSITS
--------------------------------------------------------------------------------

DATE       DESCRIPTION               WITHDRAWALS       DEPOSITS
03/17/04   WIRE TRANSFER - INCOMING                2,000,000.00
           REF # 040317004803
03/31/04   INTEREST PAID                                 554.64
--------------------------------------------------------------------------------
DAILY ACCOUNT SUMMARY
--------------------------------------------------------------------------------
DATE                                 WITHDRAWALS      DEPOSITS           BALANCE
03/08/04                                                                     .00
03/17/04                                          2,000,000.00      2,000,000.00
03/31/04                                                554.64      2,000,554.64



--------------------------------------------------------------------------------
IMPORTANT INFORMATION
--------------------------------------------------------------------------------


                                                                END OF STATEMENT

[COMERICA LOGO]

STATEMENT PERIOD
March 01, 2004 Thru March 31, 2004                          STATEMENT OF ACCOUNT


                                                            ---- -----  ----

                      80149
     ROUGE INDUSTRIES INC
     PO BOX 1639
     DEARBORN MI 48121-1639

                                             FOR INQUIRIES, WRITE OR CALL

                                             COMERICA BANK
                                             PO BOX 75000
                                             DETROIT, MI 48275-8149
                                             (313)564-5717
Paper Items Enclosed 0                       HEARING IMPAIRED (TDD 800 822-6546)
--------------------------------------------------------------------------------
                       BUSINESS CHECKING ACCOUNT SUMMARY
--------------------------------------------------------------------------------
ACCOUNT NUMBER 1850844851

Balance on 03/01/04            1,000.00     Average Collected Balance     455.00
Deposit Activity                  15.00
Check Activity                     0.00
Other Additions          101,841,988.68
Other Withdrawals        101,843,003.68-
BALANCE ON 03/31/04                0.00
--------------------------------------------------------------------------------
                                                                  ACCOUNT NUMBER
                        BUSINESS CHECKING ACCOUNT DETAIL              1850844851
--------------------------------------------------------------------------------
                                DEPOSIT ACTIVITY

                          DEPOSIT  REFERENCE                   DEPOSIT REFERENCE
DATE               AMOUNT NUMBER   NUMBER      DATE     AMOUNT NUMBER  NUMBER

03/05               15.00         0045395332

NUMBER OF DEPOSITS      1                      TOTAL    15.00
--------------------------------------------------------------------------------
                                OTHER ADDITIONS

                                                                      REFERENCE
DATE      DESCRIPTION                               AMOUNT            NUMBER

03/15     Securities Comerica 000119900068300       50,920,994.34     9488124470
03/15     Securities Comerica 000119900068300       50,920,994.34     9488124469

NUMBER OF OTHER ADDITIONS 2            TOTAL       101,841,988.68
--------------------------------------------------------------------------------
                               OTHER WITHDRAWALS
                                                                      REFERENCE
DATE      DESCRIPTION                               AMOUNT            NUMBER

03/15     Wire # 005726 Bnf Rouge
          Industri Fed # 000971                     101,843,003.68-   9485002802

NUMBER OF OTHER WITHDRAWALS    1          TOTAL     101,843,003.68-
--------------------------------------------------------------------------------

[COMERICA LOGO]
STATEMENT PERIOD
March 01, 2004 Thru March 31, 2004                          STATEMENT OF ACCOUNT


Account Number: 1850844851                                  _____  _____  _____

                                                                   _____

________________________________________________________________________________

                                                                  ACCOUNT NUMBER
                    BUSINESS CHECKING ACCOUNT DETAIL (CONT.)
                                                                      1850844851
________________________________________________________________________________

                             DAILY BALANCE SUMMARY

DATE              ADDITIONS         SUBTRACTIONS      BALANCE           DATE     ADDITIONS         SUBTRACTIONS          BALANCE
02/29                               Previous Balance   1,000.00        03/15     101,841,988.68    101,843,003.68-          0.00
03/05               15.00                              1,015.00


[COMERICA LOGO]
STATEMENT PERIOD
March 01, 2004 Thru March 31, 2004                          STATEMENT OF ACCOUNT

                      80259                                 _____  _____  _____
ROUGE STEEL CO
TRAVEL ADVANCE ACCOUNT
3001 MILLER RD
P O BOX 1639
DEARBORN MI 48121
                                             FOR INQUIRIES, WRITE OR CALL

                                             COMERICA BANK
                                             PO BOX 75000
                                             DETROIT, MI 48275-8259
                                             (313)564-5717
                                             HEARING IMPAIRED (TDD 800 822-6546)
Paper Items Enclosed     0
________________________________________________________________________________

                       BUSINESS CHECKING ACCOUNT SUMMARY
________________________________________________________________________________

ACCOUNT NUMBER 1076119823

Balance on 03/01/04            0.00       Average Collected Balance   129,032.25
Deposit Activity               0.00
Check Activity                 0.00
Other Additions        2,000,000.00
Other Withdrawals      2,000,000.00-
BALANCE ON 03/31/04            0.00

________________________________________________________________________________
                                                                  ACCOUNT NUMBER
                        BUSINESS CHECKING ACCOUNT DETAIL              1076119823
________________________________________________________________________________

                                OTHER ADDITIONS

                                                                                   REFERENCE
DATE                    DESCRIPTION                         AMOUNT                 NUMBER
03/15      Wire # 013637 Org Congress Finan Fed # 003820   2,000,000.00            9485000227
NUMBER OF OTHER ADDITIONS   1               TOTAL          2,000,000.00

________________________________________________________________________________

                               OTHER WITHDRAWALS

                                                                                   REFERENCE
DATE                    DESCRIPTION                         AMOUNT                 NUMBER
03/17      Wire # 005127 Bnf Rouge Industri Fed # 000789   2,000,000.00-           9485001742
NUMBER OF OTHER WITHDRAWALS 1               TOTAL          2,000,000.00-

________________________________________________________________________________

                             DAILY BALANCE SUMMARY

DATE              ADDITIONS         SUBTRACTIONS      BALANCE           DATE     ADDITIONS         SUBTRACTIONS          BALANCE
02/29                               Previous Balance          0.00     03/17                         2,000,000.00-          0.00
03/15             2,000,000.00                        2,000,000.00


[COMERICA LOGO] SHAREHOLDER ACCOUNT STATEMENT
                Please Retain For Your Records
--------------------------------------------------------------------------------

YOUR ACCOUNT NUMBER                STATEMENT DATE
-------------------                --------------

199000683-00 GS462                 03-15-2004          FSQ PRIME OBLIGATION
-------------------                --------------
PLEASE REFER TO YOUR ACCOUNT NUMBER IN ALL CORRESPONDENCE.      DEALER NAME


                                                       COMERICA BANK
                                                       C/O COMERICA SECURITIES
                                                       201 W FORT STREET
                                                       3RD FLOOR, MAIL CODE 3089
                                                       DETROIT, MI 48226

ROUGE INDUSTRIES INC.
ATTN: INTERNAL CONTROLS SUPERVISOR      DEALER NUMBER:        002 -NSWP
3001 MILLER ROAD                        REPRESENTATIVE NAME:  PAUL ZAJCIW
P.O. BOX 1639                           REPRESENTATIVE NUMBER PLZ
DEARBORN, MI 48121


-----------------------------------------------------------------------------------------------------------------------------------
TRADE                         $ AMOUNT OF              SHARE                   SHARES THIS
DATE       TRANSACTION        TRANSACTION              PRICE                   TRANSACTION                     TOTAL SHARES OWNED
-----------------------------------------------------------------------------------------------------------------------------------
03-15     BALANCE FORWARD                                                                              101,841,988.68
03-15     REDEMPTION          50,920,994.34            1.00                50,920,994.34-               50,920,994.34
03-15     REDEMPTION          50,920,994.34            1.00                50,920,994.34-                        0.00



















-----------------------------------------------------------------------------------------------------------------------------------
                CURRENT YEARS ACTIVITY                                     SHARES OWNED BY YOU
-----------------------------------------------------------------------------------------------------------------------------------
       INCOME DIVIDENDS         CAPITAL GAINS      IN CERTIFICATE FORM       ON DEPOSIT WITH COMERICA BANK           TOTAL

           54,121.50               0.00                         0                                0.00                 0.00

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                      DO NOT USE FOR ADDITIONAL PURCHASES
                      -----------------------------------

[COMERICA LOGO]            TO CHANGE YOUR ADDRESS PLEASE INDICATE BELOW. EACH
                           REGISTERED OWNER'S SIGNATURE IS REQUIRED TO MAKE
                           CHANGES:

------------------         ----------------------------------------------------
ACCOUNT NUMBER
199000683-00 GS462
------------------         ----------------------------------------------------


Mailing Address:           ----------------------------------------------------

COMERICA BANK
P.O. Box 75000
MC 3089                    SHAREHOLDER SIGNATURE(S) ---------------------------
Detroit, MI 48275-3089
                                                    ---------------------------

"Mutual Fund Shares and Other Investment Products Offered by Comerica Bank: 1.) Are NOT INSURED or guaranteed by the FDIC or the U.S. Government; 2.) Are not deposits of, or guaranteed by, any bank; 3.) Are subject to investment risks including the possible loss of principal. There is no assurance that a money market mutual fund will be able to maintain a stable share price of $1.00 per share."

CP00014 (12/02)

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.:   03-13272
                                                   REPORTING PERIOD: March, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                          TOTAL      CUMULATIVE
                                          RII           RSC       EVELETH      QS STEEL       ADJ.       FEBRUARY  FILING TO DATE
                                          ---           ---       -------      --------       ----       --------  --------------
REVENUES
Gross Revenues.......................                                                                    $  0.000     $298.036
Less:  Returns and Allowances........                                                                                         0
                                        --------     --------     --------     --------     --------     --------     --------
Net Revenue..........................   $  0.000     $  0.000     $  0.000     $  0.000     $  0.000     $  0.000     $298.036
COST OF GOODS SOLD
Beginning Inventory..................
Add: Purchases.......................
Add: Cost of Labor...................
Add: Other Costs (attach schedule)...
Less: Ending Inventory...............
                                        --------     --------     --------     --------     --------     --------     --------
Cost of Goods Sold...................      0.000        0.000        0.000        0.000        0.000        0.000      252.662
Gross Profit.........................   $  0.000     $  0.000     $  0.000     $  0.000     $  0.000     $  0.000     $ 45.374
OPERATING EXPENSES
Advertising..........................
Auto and Truck Expense...............
Contributions........................
Employee Benefits Programs...........
Insider Compensation*................
Insurance............................                                                                                    4.053
Management Fees/Bonuses..............
Office Expense.......................
Pension & Profit-Sharing Plans.......
Repairs and Maintenance..............                                                                                   28.041
Rent and Lease Expense...............                                                                                    4.292
Salaries/Commissions/Fees............
Supplies.............................
Taxes - Payroll......................
Taxes - Real Estate..................                                                                                    1.663
Taxes - Other........................
Travel and Entertainment.............
Utilities............................                                                                                   14.156
Other (attach schedule)..............                                                                                   12.726
                                        --------     --------     --------     --------     --------     --------     --------
Total Operating Expenses Before
  Depreciation.......................      0.000        0.000        0.000        0.000        0.000        0.000       64.994
Depreciation/Depletion/Amortization..                                                                                    6.342
                                        --------     --------     --------     --------     --------     --------     --------
Net Profit (Loss) Before Other
  Income & Expenses..................   $  0.000     $  0.000     $  0.000     $  0.000     $  0.000     $  0.000      (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule).......                                                                                    0.940
Income from Unconsolidated
  Subsidiaries.......................                                                                                    1.360
Interest Expense.....................                                                                                    5.015
Other Expense (attach schedule)......                                                                                    0.164
                                        --------     --------     --------     --------     --------     --------     --------
Net Profit (Loss) Before
  Reorganization Items...............   $  0.000     $  0.000     $  0.000     $  0.000     $  0.000     $  0.000     ($28.840)
REORGANIZATION ITEMS
Professional Fees (1)................                                                                                    8.975
Loss from SeverStal Transaction......                                                                                  216.216
U. S. Trustee Quarterly Fees.........
Interest Earned on Accumulated
  Cash from Chapter 11
  (see continuation sheet)...........
Gain (Loss) from Sale of Equipment...
Other Reorganization Expenses
  (attach schedule)..................
Total Reorganization Expenses........
Income Taxes.........................
                                        --------     --------     --------     --------     --------     --------     --------
Net Profit (Loss)....................   $  0.000     $  0.000     $  0.000     $  0.000     $  0.000     $  0.000    ($254.031)

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES

(1) Net of pre-petition retainers applied.

SUBSEQUENT TO THE EXECUTION OF THE ASSET PURCHASE AGREEMENT ON JANUARY 30, 2004, THE DEBTOR IS NO LONGER OPERATING OR GENERATING REVENUES. ACCORDINGLY THE DEBTOR
 DID NOT PREPARE AN INCOME STATEMENT FOR THE MONTH ENDED FEBRUARY 29, 2004, AND DOES NOT EXPECT TO DO SO FOR FUTURE MONTHS. PLEASE SEE THE ATTACHED ESTATE CASH
              FLOW FOR FURTHER DETAILS OF THE DEBTORS' OPERATIONS

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.:  03-13272
                                                  REPORTING PERIOD: March, 2004

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                                                     CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY               FEBRUARY, 2004         FILING TO DATE
-----------------------------               --------------         --------------
OTHER COSTS...............................
OTHER OPERATIONAL EXPENSES................
OTHER INCOME..............................
OTHER EXPENSES............................
OTHER REORGANIZATION EXPENSES.............

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

            PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, THIS
                          PAGE LEFT INTENTIONALLY BLANK

IN RE: ROUGE INDUSTRIES, INC., ET AL                       CASE NO.:  03-13272
                                                   REPORTING PERIOD: March, 2004

                           CONSOLIDATING BALANCE SHEET
                                  in $ millions

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                      ROUGE
                                                          ROUGE       STEEL     EVELETH       QS                  BOOK VALUE @
                     ASSETS                            INDUSTRIES    COMPANY   TACONITE      STEEL        ADJ.      3/31/04
                                                       ----------    -------   --------      -----        ----      -------
CURRENT ASSETS
Unrestricted Cash and Equivalents....................                $102.8                                          $102.8
Restricted Cash and Cash Equivalents.................                   6.9                                (0.2)        6.7
Accounts Receivable (Net)............................      25.3        56.7                    11.1       (92.9)        0.2
Notes Receivable.....................................                                                                   0.0
Inventories..........................................                                                                   0.0
Prepaid Expenses.....................................                                                                   0.0
Professional Retainers...............................                                                                   0.0
Other Current Assets (attach schedule)...............                                                                   0.0
                                                         ------      ------      ------      ------      -------     ------
  TOTAL CURRENT ASSETS...............................    $ 25.3      $166.4      $  0.0      $ 11.1      ($93.1)     $109.7
PROPERTY AND EQUIPMENT
Real Property and Improvements.......................                                                                $  0.0
Machinery and Equipment ("Waste Oxide")..............                   9.0                                             9.0
Construction in Progress.............................                                                                   0.0
Leasehold Improvements...............................                                                                   0.0
Vehicles.............................................                                                                   0.0
Less Accumulated Depreciation........................                  (6.0)                                           (6.0)
                                                         ------      ------      ------      ------      -------     ------
  TOTAL PROPERTY & EQUIPMENT.........................    $  0.0      $  3.0      $  0.0      $  0.0      $  0.0      $  3.0
OTHER ASSETS
Long Term Receivable.................................                                                                   0.0
Investment in Unconsolidated Subsidiaries............                   9.4         2.2                   (11.7)        0.0
Pension Related Assets 1.............................                  15.3                                            15.3
                                                         ------      ------      ------      ------      -------     ------
  TOTAL OTHER ASSETS.................................    $  0.0      $ 24.7      $  2.2      $  0.0      ($11.7)     $ 15.3
TOTAL ASSETS.........................................    $ 25.3      $194.1      $  2.2      $ 11.1     ($104.8)     $128.0

                                                                                                                     BOOK
          LIABILITIES AND OWNER EQUITY                                                                               VALUE @
                                                                                                                     3/31/04
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable.....................................                                                                $  0.0
Taxes Payable........................................                   1.3                                             1.3
Wages Payable........................................                                                                   0.0
Accrued Vacation.....................................                                                                   0.0
Secured Debt / Adequate Protection Payments..........                   0.9                                             0.9
Professional Fees....................................                                                                   0.0
Other Postpetition Liabilities (attach schedule).....                                                                   0.0
                                                         ------      ------      ------      ------      -------     ------
  TOTAL POSTPETITION LIABILITIES.....................    $  0.0      $  2.2      $  0.0      $  0.0      $  0.0      $  2.2
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt.........................................                  75.2                                            75.2
Priority Debt........................................                   9.1         0.2         0.2                     9.6
Unsecured Debt.......................................      39.0       300.0         0.0        42.7       (93.1)      288.6
                                                         ------      ------      ------      ------      -------     ------
  TOTAL PRE-PETITION LIABILITIES.....................    $ 39.0      $384.3      $  0.3      $ 43.0      ($93.1)     $373.4
  TOTAL LIABILITIES..................................    $ 39.0      $386.5      $  0.3      $ 43.0      ($93.1)     $375.6
OWNER EQUITY
Capital Stock........................................                $  0.2                                          $  0.2
Additional Paid-In Capital...........................                 130.3                                           130.3
Retained Earnings - Pre-Petition.....................     (13.6)      (59.6)        2.0         8.6                   (62.6)
Retained Earnings - Post-Petition....................      (0.1)     (215.3)                  (40.5)      (11.7)     (267.5)
Additional Minimum Pension Liability.................                 (48.0)                                          (48.0)
                                                         ------      ------      ------      ------      -------     ------
  NET OWNER EQUITY...................................    ($13.6)    ($192.4)     $  2.0      ($31.9)     ($11.7)    ($247.6)
TOTAL LIABILITIES AND OWNERS' EQUITY.................    $ 25.3      $194.1      $  2.2      $ 11.1     ($104.8)     $128.0

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES:

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Pension Related Assets represent the funded portion of the Debtors' pension accounts which was not acquired by SeverStal per the terms of the APA.

IN RE: ROUGE INDUSTRIES, INC., ET AL                        CASE NO.:  03-13272
                                                    REPORTING PERIOD: March 2004

                       BALANCE SHEET - CONTINUATION SHEET
                                  in $ millions

                   ASSETS                                        BOOK VALUE @ 3/31/04
                                                                 --------------------
Other Current Assets..........................................
Other Assets..................................................

         LIABILITIES AND OWNER EQUITY                            BOOK VALUE @ 3/31/04
                                                                 --------------------
Other Postpetition Liabilities................................
Adjustments to Owner Equity...................................
Postpetition Contributions (Distributions) (Draws)............

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

               PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE,
                       THIS PAGE LEFT INTENTIONALLY BLANK.

IN RE: ROUGE INDUSTRIES, INC., ET AL                       CASE NO.:  03-13272
                                                   REPORTING PERIOD: March, 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                                   MARCH, 2004
                             -----------------------------------------------------------------------------------------
                             BEGINNING            AMOUNT                                                      ENDING
                                TAX             WITHHELD OR         AMOUNT          DATE        CHECK NO.      TAX
                             LIABILITY           ACCRUED             PAID           PAID         OR EFT      LIABILITY
                             ---------           -------             ----           ----         ------      ---------
FEDERAL
Withholding................         0                 0                 0                                          0
FICA-Employee..............         0                 0                 0                                          0
FICA-Employer..............         0                 0                 0                                          0
Unemployment...............         0                 0                 0                                          0
Income.....................         0                 0                 0                                          0
                                 ----              ----              ----                                       ----
   Total Federal Taxes.....      $0.0              $0.0              $0.0                                       $0.0
STATE AND LOCAL
Withholding................         0                 0                 0                                          0
Sales and Use..............         0                 0                 0                                          0
Excise.....................         0                 0                 0                                          0
Unemployment...............         0                 0                 0                                          0
Real Property..............         0                 0                 0                                          0
Income and Franchise
Personal Property..........         0                 0                 0                                          0
                                 ----
   Total State and Local...       0.0
TOTAL TAXES

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                               NUMBER OF DAYS PAST DUE (@ 3/31/04)
                                             ------------------------------------------------------------------------
                                           Current        0-30        31-60         61-90        Over 90        Total
                                           -------        ----        -----         -----        -------        -----
Accounts Payable..........................
Wages Payable.............................
Taxes Payable.............................    1.3                                                                 1.3
Rent/Leases-Building......................
Rent/Leases-Equipment.....................
Secured Debt/Adequate Protection Payments.    0.9                                                                 0.9
Professional Fees.........................
Amounts Due to Insiders*..................
Other Accruals (workers comp, etc.).......
                                            -----        -----        -----        -------                      -----
TOTAL POSTPETITION DEBTS..................  $ 2.2                                                               $ 2.2

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).

THE DEBTORS HAVE TIMELY FILED RETURNS AND MADE PAYMENTS FOR ANY TAX LIABILITIES
                   INCURRED DURING THE POST-PETITION PERIOD.

IN RE: ROUGE INDUSTRIES, INC., ET AL                       CASE NO.:  03-13272
                                                   REPORTING PERIOD: March, 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                            03/31/04
----------------------------------                                            --------
Total Accounts Receivable at the beginning of the reporting period              $    -
  + Amounts reclassed during the period                                              -
  - Amounts collected during the period                                              -
                                                                                ------
Total Accounts Receivable at the end of the reporting period                    $    -

ACCOUNTS RECEIVABLE AGING                                                     03/31/04
-------------------------                                                     --------
  Unbilled amounts (est.)1                                                      $  0.2
  0 - 30 days old                                                                    -
  31 - 60 days old                                                                   -
  61 - 90 days old                                                                   -
  91+ days old                                                                       -
                                                                                ------
  Total Accounts Receivable                                                        0.2
    Plus: Reserves for Doubtful Accounts                                             -
                                                                                ------
  Accounts Receivable (Gross)                                                   $  0.2

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                    YES          NO
----------------------------                                                                    ---          --
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period? If yes, provide an explanation below.                                   X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
      below.                                                                                                  X

3.    Have all postpetition tax returns been timely filed? If no, provide an
      explanation below.                                                                         X

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an explanation below.                                  X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.